                                                                      EXHIBIT 22

                                SUBSIDIARIES OF
                           FRUIT OF THE LOOM, INC.(1)

                                                                             JURISDICTION OF
                                                                              INCORPORATION
                                                                           -------------------
Union Underwear Company, Inc. ............................................ New York
NWI Land Management Corporation........................................... Delaware
SUBSIDIARIES OF UNION UNDERWEAR COMPANY, INC.
Aliceville Cotton Mill, Inc. ............................................. Alabama
Apparel Outlet Stores, Inc. .............................................. Delaware
The B.V.D. Licensing Corporation.......................................... Delaware
Camp Hosiery Company, Inc. ............................................... Tennessee
Fayette Cotton Mill, Inc. ................................................ Alabama
Fruit of the Loom, Inc. (a New York corporation).......................... New York
FTL Sales Company, Inc. .................................................. New York
Gitano Fashions Limited................................................... Delaware
Greenville Manufacturing, Inc. ........................................... Mississippi
Jet Sew Technologies, Inc. ............................................... New York
Leesburg Knitting Mills, Inc. ............................................ Alabama
Martin Mills, Inc. ....................................................... Louisiana
Panola Mills, Inc. ....................................................... Mississippi
Pro Player, Inc. ......................................................... New York
Rabun Apparel, Inc. ...................................................... Georgia
Russell Hosiery Mills, Inc. .............................................. North Carolina
Salem Sportswear Corporation.............................................. Delaware
Sherman Warehouse Corporation............................................. Mississippi
Union Sales, Inc. ........................................................ Delaware
Union Yarn Mills, Inc. ................................................... Alabama
Woodville Apparel Corporation............................................. Mississippi
Winfield Cotton Mill, Inc. ............................................... Alabama
Whitmire Manufacturing, Inc. ............................................. South Carolina
Fruit of the Loom Caribbean, Inc. ........................................ Delaware
Fruit of the Loom Canada, Inc. ........................................... Ontario
Fruit of the Loom Arkansas, Inc. ......................................... Arkansas
Fruit of the Loom Texas, Inc. ............................................ Texas
Fruit of the Loom Italy, S.r.l. .......................................... Italy
AVX Management Co., Inc. ................................................. Kentucky
SUBSIDIARIES OF FRUIT OF THE LOOM, INC. (A NEW YORK CORPORATION)
Fruit of the Loom GmbH.................................................... Germany
SUBSIDIARIES OF UNION UNDERWEAR COMPANY, INC.
Superior Acquisition Corporation.......................................... Delaware
Superior Underwear Mill, Inc. ............................................ New York
FOL International......................................................... Republic of Ireland
SUBSIDIARIES OF RUSSELL HOSIERY MILLS, INC. (A NORTH CAROLINA CORPORATION)
Leesburg Yarn Mills, Inc. ................................................ Alabama
SUBSIDIARIES OF CAMP HOSIERY COMPANY, INC. (A TENNESSEE CORPORATION)
Russmont Hosiery Mill, Inc. .............................................. North Carolina
SUBSIDIARIES OF UNION SALES, INC. (A DELAWARE CORPORATION)
Fruit of the Loom Trading Company......................................... Delaware
SUBSIDIARIES OF UNION YARN MILLS, INC. (AN ALABAMA CORPORATION)
DeKalb Knitting Corporation............................................... Alabama

-------------------------
(1) Excludes some subsidiaries which, if considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary" at December 31, 1995.

                                                                      EXHIBIT 22

                                SUBSIDIARIES OF
                   FRUIT OF THE LOOM, INC.(1) -- (CONCLUDED)

                                                                             JURISDICTION OF
                                                                              INCORPORATION
                                                                           -------------------
SUBSIDIARIES OF SUPERIOR ACQUISITION CORPORATION (A DELAWARE CORPORATION)
Prendas Tejidas de Mexico, S.A. de C.V. .................................. Mexico
Tejidos de Valle Hermosa, S.A. de C.V. ................................... Mexico
Confecciones dos Caminos, S.A............................................. Honduras
Confecciones De Lourdes, S.A. de C.V. .................................... El Salvador

SUBSIDIARIES OF FOL INTERNATIONAL (A REPUBLIC OF IRELAND CORPORATION)
W.P. McCarter & Co., Ltd. ................................................ Republic of Ireland
Fruit of the Loom France, S.a.r.1. ....................................... France
FOL International GmbH.................................................... Germany
Fruit of the Loom International, Ltd. .................................... Republic of Ireland
Fruit of the Loom Investments, Ltd. ...................................... United Kingdom
Fruit of the Loom Spain, S.A. ............................................ Spain
Fruit of the Loom Benelux, S.A. .......................................... Belgium
Fruit of the Loom Nordic, AB.............................................. Sweden
Fruit of the Loom-Maroc................................................... Morocco

SUBSIDIARIES OF FRUIT OF THE LOOM INTERNATIONAL, LTD. (A REPUBLIC OF
  IRELAND CORPORATION)
McCarters Ireland, Ltd. .................................................. Republic of Ireland

SUBSIDIARIES OF FRUIT OF THE LOOM INVESTMENTS, LTD. (A UNITED KINGDOM
  CORPORATION)
Fruit of the Loom, Ltd. .................................................. United Kingdom
Fruit of the Loom Management Co., Ltd. ................................... United Kingdom
Fruit of the Loom Manufacturing Co., Ltd. ................................ United Kingdom

SUBSIDIARIES OF THE FRUIT OF THE LOOM TRADING COMPANY (A DELAWARE
  CORPORATION)
Controladora Fruit of the Loom, S.A. de C.V. ............................. Mexico

SUBSIDIARIES OF CONTROLADORA FRUIT OF THE LOOM, S.A. DE C.V. (A MEXICO
  CORPORATION)
Distribuidora Fruit of the Loom, S.A. de C.V. ............................ Mexico
Distribuidora FTL, SA. de C.V. ........................................... Mexico
Fruit of the Loom de Mexico, S.A. de C.V. ................................ Mexico

SUBSIDIARIES OF SALEM SPORTSWEAR CORPORATION
Rienzi Manufacturing, Inc. ............................................... Mississippi
Rogersville Apparel, Inc. ................................................ Alabama
Salem Screen South, Inc. ................................................. Alabama
All Star Manufacturing, Inc. ............................................. Alabama
Salem Sportswear, Inc. ................................................... New Hampshire

SUBSIDIARIES OF SALEM SPORTSWEAR, INC.
Salem International, Inc. (FSC)........................................... U.S. Virgin Islands

SUBSIDIARIES OF GITANO FASHIONS LIMITED
Noel of Jamaica Limited................................................... Jamaica
Dutton II Trading Limited................................................. Hong Kong

SUBSIDIARIES OF DUTTON II TRADING LIMITED
P.S. Garment Limited...................................................... Hong Kong

-------------------------
(1) Excludes some subsidiaries which, if considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary" at December 31, 1995.

                                       55